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                                                                   EXHIBIT 10.16

                          STANDARD FORM OF LOFT LEASE
                    The Real Estate Board of New York, Inc.

AGREEMENT OF LEASE, made as of this 17th day of February 2000, between 19TH STREET ASSOCIATES c/o Kaufman Management Company, LLC with offices located at:
450 Seventh Avenue, New York, NY 10123 party of the first part, hereinafter referred to as OWNER, and LAUNCH MEDIA, INC. with offices located at: 1370 Avenue of the Americas, New York, NY 10019, party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner space consisting of the entire second (2nd) floor in the building known as 121 West 19th Street, New York, NY 10011 in the Borough of Manhattan, City of New York, for the term of eight (8) years and four (4) months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the (*see par. #41.) day of _________________, and to end on the______________________
____________ day of _________________________and both dates inclusive, at an annual rental rate of (see rental schedule in paragraph #42) which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first ______ monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the even that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant, add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT:

     1. Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY:

     2. Tenant shall use and occupy demised premises for offices and music studios provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

ALTERATIONS:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damages to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:

     4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities
(if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW CLEANING:

    5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE:

     6. Prior to the commencement of the lease term, if tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or

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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department. Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant. Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts or omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.


ELECTRIC CURRENT:*

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work, which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, whereever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises, without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon

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* RIDER TO BE ADDED IF NECESSARY.

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the demised premises the usual notices "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

VAULT, VAULT SPACE, AREA:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events. (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

        (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment or rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

        17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment or rent or additional rent, or if the demised premises becomes vacant or deserted "or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code)," or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant, or if Tenant shall make default with respect to any other lease between Owner and Tenant, or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge, then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five
(5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

        (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid, or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required, then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant in summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or institute legal proceedings to that end. If
Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

        18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease; (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:

        19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonably attorney's fees, in instituting, prosecuting or defending, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

        20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which is created or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, fails on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed. Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to,
Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute
"an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner of Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivers of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connect with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

INABILITY TO PERFORM:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES:

     28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER CHARGES:

     29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty or which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, % ($50.00) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease. Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:

     30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company.
Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $50.00, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

ELEVATORS, HEAT, CLEANING:

     31. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.,
(c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1. p.m.; (d) clean the public halls and public portions of the building which are used on common by all tenants. Tenant shall, at Tenant's expense keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not with to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as in the judgment of Owner are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevators service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

SECURITY:

     32. Tenant has deposited with Owner the sum of $68,664.16 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiencies in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceeding or other re-entry by Owner. If the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:

     33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:

     34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises for a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale or the said lessee of the building or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry our any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION - SHORING:

     35 If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises for a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:

     36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of additional rules or regulations shall be given in such manner as Owner may elect In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS:

     37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the nema of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL CERTIFICATE:

     38. Tenant, at any time,and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

DIRECTORY BOARD LISTING:

     39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

SUCCESSORS AND ASSIGNS:

     40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner ant Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

----------------

     Space to be filled in or deleted.

     AS PER RIDER ATTACHED AND MADE PART OF LEASE DATED: February 7th, 2000

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the say and year first above written.

                                        19TH STREET ASSOCIATES

Witness for Owner:                      BY: /s/ [SIGNATURE ILLEGIBLE]      L.S.
                                            -----------------------------

-----------------------------               -----------------------------


                                        LAUNCH MEDIA, INC.

Witness for Owner:                      BY: /s/ JEFF MICKEAL               L.S.
                                            -----------------------------
                                            Jeff Mickeal, C.F.O.
-----------------------------               -----------------------------

                                ACKNOWLEDGEMENTS


CORPORATE TENANT
STATE OF NEW YORK,       ss.:
COUNTY OF

     On this         day of                , 19     , before me personally came
                  to me known, who being by me duly sworn, did depose and say
that he resides in                         that he is the             of
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL TENANT
STATE OF NEW YORK,       ss.:
COUNTY OF

     On this         day of                , 19     , before me personally came
                  to be known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.


                            IMPORTANT -- PLEASE READ


                     RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE IN
                          ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other articles shall be hung or shaken out of any window of the building, and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove the same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

    10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any persons to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8 a.m. to 1 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

    11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

    12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

    13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address

Premises

--------------------------------------------------------------------------------

TO

--------------------------------------------------------------------------------

                                STANDARD FORM OF
          [SEAL]                      LOFT                  [SEAL]
                                     LEASE


                    The Real Estate Board of New York, Inc.
                    (c) Copyright 1994. All rights Reserved.
                  Reproduction in whole or in part prohibited.

--------------------------------------------------------------------------------

Dated                              19

Rent Per Year

Rent Per Month

Term
From
To

Drawn by ___________________________________

Checked by _________________________________

Entered by _________________________________

Approved by ________________________________

--------------------------------------------------------------------------------

                  AMENDMENTS TO LEASE DATED: FEBRUARY 7, 2000
                                     BETWEEN
                             19TH STREET ASSOCIATES
                                       AND
                               LAUNCH MEDIA, INC.

AMENDMENTS TO PARAGRAPH #3 ARE AS FOLLOWS:

        1. Landlord shall not unreasonably withhold or delay consent to Tenant to perform alterations in the demised premises

        2. Tenant shall not be required to restore demised premises at the end of term

AMENDMENTS TO PARAGRAPH #4 ARE AS FOLLOWS:

        1. Owner is responsible to maintain and repair public portions of the building including the roof and to maintain heating system in good repair

AMENDMENTS TO PARAGRAPH #6 ARE AS FOLLOWS:

        1. Tenant shall not be required to make any structural changes to the demised premises as a result of other Tenant improvements, which are made in the building or for any reason other than the Tenant's specific use and alteration

AMENDMENTS TO PARAGRAPH #7 ARE AS FOLLOWS:

        1. Owner shall request and make good faith efforts to obtain a non-disturbance agreement from the mortgagee

AMENDMENTS TO PARAGRAPH #9 ARE AS FOLLOWS:

        1. Landlord shall carry an all risk policy of casualty insurance in the amount of full replacement cost of the building

AMENDMENTS TO PARAGRAPH #11 ARE AS FOLLOWS:

        1. Landlord's consent to any assignment shall not be unreasonably withheld or delayed. The Tenant has the right to assign or sublease upon any merger or consolidation or to any affiliated corporation. Landlord has the right to reclaim the space within 30 days of Tenant notice to sublease to any non-merger, non-consolidated or non-affiliated entity.

AMENDMENTS TO PARAGRAPH #17 ARE AS FOLLOWS:

        1. Owner shall provide notice of at least five- (5) business days with respect to any rent default

AMENDMENTS TO PARAGRAPH #20 ARE AS FOLLOWS:

        1. Any building alterations made by Owner shall be done in a manner which minimizes interference with Tenant's business

AMENDMENTS TO PARAGRAPH #31 ARE AS FOLLOWS:

        1. Tenant shall have 24-hour, 7-day a week access to the building and to the demised premises

        2. Tenant shall have 24-hour, 7-day a week access to the automatic passenger elevator

AMENDMENTS TO PARAGRAPH #32 ARE AS FOLLOWS:

        1. Tenant shall receive interest on security deposit paid annually at commercial bank savings account rates minus one (1)%.

February 7th, 2000

LAUNCH MEDIA, INC.
1370 AVENUE OF THE AMERICAS
NEW YORK, NY 10109

Re: Premises - 121 West 19th Street
                Entire 2nd.  Floor
                New York, NY 10011

GENTLEMEN:

CONFIRMING OUR UNDERSTANDING WITH REFERENCE TO THE LEASE THIS DAY EXECUTED BY YOU (THE "TENANT") WITH US (THE "OWNER"), FOR SPACE CONSISTING OF THE ENTIRE SECOND (2ND) FLOOR IN THE BUILDING KNOWN AS 121 WEST 19TH STREET, NEW YORK, NY, 10018, WE HEREBY AGREE AT OUR OWN COST AND EXPENSE TO DO THE FOLLOWING WORK ("OWNER'S WORK") IN ACCORDANCE WITH ALL APPLICABLE LAWS AND BUILDING STANDARDS:

1.      PAINT ENTIRE PREMISES;

2.      DEMOLISH ENTIRE PREMISES;

3.      INSTALL NEW FULL HEIGHT WINDOWS;

4.      REFINISH FLOOR WHERE REQUIRED; LEAVE CONCRETE AREAS;

5. SUPPLY ELECTRICITY AS FOLLOWS: 600 amps, 3 PHASE WILL BE DELIVERED TO PREMISES. ADDITIONAL 200 amps WILL BE AVAILABLE IN BUILDING OR IN 111 WEST 19TH STREET BASEMENT;

6.      SUPPLY NEW RADIATORS.

7.      SUPPLY NEW BATHROOMS IN COMPLIANT WITH ADA

IT IS ALSO UNDERSTOOD THE AFORESAID WORK WILL BE COMMENCED PROMPTLY AFTER EXECUTION OF SAID LEASE AND VACATING OF THE PRESENT TENANT FROM THE DEMISED PREMISES. YOU DO HEREBY GRANT US AN IRREVOCABLE LICENSE TO ENTER THE PREMISES FOR THE PURPOSE OF DOING THE AFORESAID WORK. IT IS ALSO UNDERSTOOD YOU ARE TO RECEIVE NO ABATEMENT OR DIMINUTION OF RENT, NOR ARE YOU TO MAKE ANY CLAIM FOR INJURY TO PERSON, OR DAMAGE TO PROPERTY, FOR INTERRUPTION OR LOSS OF BUSINESS, OR DISTURBANCE IN POSSESSION RESULTING DIRECTLY OR INDIRECTLY FROM THE DOING OF THE AFORESAID WORK BY US. IT IS ALSO UNDERSTOOD THAT THE DOING OF SAID WORK IS SUBJECT TO STRIKES AND/OR LOCKOUTS AND ALL OTHER CAUSES BEYOND THE OWNER'S CONTROL.

VERY TRULY YOURS,

19th STREET ASSOCIATES

BY: /s/ [SIGNATURE ILLEGIBLE] L.S.
    -------------------------

ACCEPTED & AGREED:
LAUNCH MEDIA

BY: /s/ JM MICKEAL            L.S.
    --------------------------
          JEFF MICKEAL
             C.F.O.

         RIDER ATTACHED AND MADE PART OF LEASE DATED: FEBRUARY 7TH, 2000
                                   - BETWEEN -

                             19th STREET ASSOCIATES
                                              OWNER

                                     - AND -

                               LAUNCH MEDIA, INC.
                                              TENANT

 FOR SPACE CONSISTING OF THE ENTIRE SECOND (2ND) FLOOR in THE BUILDING KNOWN AS
                              121 WEST 19TH STREET,
                               NEW YORK, NY 10011

#41. TERM & COMMENCEMENT OF LEASE: Owner hereby leases to Tenant and Tenant hereby hires from Owner space consisting of the entire second (2nd) floor (the "Demised Premises") in the Building known as 121 West 19th Street in the Borough of Manhattan, City of New York (the "Building"), for the term of approximately eight (8) years and four (4) months or until such term shall sooner cease and expire as hereinafter provided) to commence as provided in the Work Letter hereof and ending on the last day of the calendar month eight (8) years and four
(4) months following the commencement date (the "Expiration Date"), both dates inclusive, at annual rental rates, as provided in Article #42 (the "Fixed Rent"), which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever.

        For the purpose of this Article, Owner's work shall be deemed to be substantially completed when all major construction is completed although minor items are not completed, including, but not limited to touch-up painting or any other uncompleted construction or improvement which does not unreasonably interfere with Tenant's ability to carry on its business in the Demised Premises. Tenant shall periodically inspect Owner's work and make any objections thereto, if called for, without delay, so as to mitigate changes, delays and costs.

      The term of this Lease shall commence on a date fixed by Owner in a written notice to Tenant, which notice shall (a) state that on or prior to that date set forth in said notice, Owner's work shall be deemed substantially completed and (b) notice which shall not be given earlier than five (5) days prior to the substantial completion date.

#42. RENTAL SCHEDULE: Tenant shall pay base annual rental to Tenant as follows:

      First (4) months - Free Rent;
      Year 1 --- $324,000.00 per annum ($27,000.00 per mo.);
      Year 2 --- $333,720.00 per annum ($27,810.00 per mo.);
      Year 3 --- $343,731.00 per annum ($28,674.25 per mo.);
      Year 4 --- $354,043.00 per annum ($29,503.58 per mo.);
      Year 5 --- $377,024.00 per annum ($31,418.67 per mo.);
      Year 6 --- $388,335.00 per annum ($32,361.25 per mo.);
      Year 7 --- $399,985.00 per annum ($33,332.08 per mo.);
      Year 8 --- $411,985.00 per annum ($34,332.08 per mo.).

                   (plus additional rental hereafter provided)

#43. REAL ESTATE TAX: The term Real Estate Taxes shall mean all the Real Estate Taxes and assessments, special or otherwise, levied, assessed or imposed by the federal, state or local governments against or upon the building of which the Demised Premises form a part or the land upon which it is erected, and any improvements or additions to the land or building whether existing now, or in the future. If due to a future change in the method of taxation, any franchise, income, profit or other tax, or other payment, shall be levied against Owner in whole or in part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit, or other tax or payment, shall be deemed to be Real Estate Taxes for purposes hereof.

        In the event that the Real Estate Taxes levied on the property of which the demised premises are a part shall for any year after the fiscal year 2000/2001 be in excess of the Real Estate Taxes levied against the said property for the fiscal year 2000/2001 hereafter known as the "base tax year", the Tenant shall pay to the Owner as additional rent an amount equal to 10% ("Tenant's Share") of such excess, if any. In addition, Tenant shall pay for each and every tax year, Tenant's Share of the business improvement district or special assessment taxes levied against Owner for the district in which the building is located. The submission of a duplicate original tax bill of the Owner shall be deemed conclusive evidence of the amount of the taxes paid by the Owner for each year and shall be the basis for the computation of any excess so to be paid by the Tenant. Such excess in the case of Real Estate Taxes, and Tenant's share of the business improvement district taxes shall each be payable within ten (10) days of receipt of the bill. The obligation to make any payments of additional rent pursuant to this Article shall survive the expiration or other termination of this Lease.

#44. FIXTURES: All hanging fluorescent light fixtures and any other light fixtures installed by the Tenant or Owner shall become the property of the Owner and shall remain within the demised premises at the termination of this Lease unless the Owner grants specific permission to the Tenant to remove said light fixtures.

     Any and all central air-conditioning unit(s) including duct work and window air-conditioning unit(s) installed by the Tenant or the Owner, shall become the property of the Owner and may not be removed unless the Owner grants specific permission to the Tenant to remove said central air-conditioning unit(s) or window air conditioning unit(s).

#45. INSURANCE: Tenant at its own cost and expense, shall maintain at all times from the date that it shall first enter the premises for the mutual benefit of Owner and Tenant comprehensive public liability insurance against claims for personal injury or death or property damage occurring in or about the Demised Premises or resulting directly or indirectly from any change, alteration, construction, improvement or repair, or any installation thereat made by or on behalf of the Tenant, with $1,000,000 combined single limit. The insurance required hereunder shall be effected valid and enforceable policies issued by insurance companies of recognized responsibility, authorized and licensed to do business in the State of New York.

        Prior to Tenant's entry into the Demised Premises and at hereafter no less than thirty (30) days prior to the expiration date of any expiring policy, originals of each such policy or renewal policy, as the case may be, shall be delivered by Tenant to Owner with proof of payment of the respective premiums therefore. Each such policy or renewal policy shall contain a requirement that the same may not be cancelled without giving written notice to Owner at least fifteen (15) days prior to the proposed date of cancellation.

        In the event Tenant fails to furnish any such policy on the date therefore, Owner may obtain the same, all at Tenant's expense, and the cost thereof shall be deemed additional rent and shall be paid within ten (10) days after the rendition of a bill therefore.

#46. BROKER: Tenant warrants and represents to Owner that it has had no dealings with any broker or agent except Kaufman Management Company, LLC and the broker listed below, if any, in connection with this Lease and covenants and agrees to hold harmless and indemnify Owner and Kaufman Management Company, LLC from and against any and all costs and expenses or liability for any compensation, commissions, fees and charges claimed by any other broker or an agent with respect to this Lease or the negotiation thereof. The obligation of Tenant contained in this Article shall survive the expiration or earlier termination of this Lease.

Broker: Legacy Real Estate/Kenneth Fishel

#47. CONCESSION: Tenant shall be granted a rent abatement period for the first four (4) months of this Lease. However, Tenant shall be responsible for the payment of additional rent and all other charges including electricity commencing immediately upon Tenant having access to the demised premises. Payment of rent commences upon the fifth (5th) month of Lease.

#48. HOLDOVER: If the Demised Premises are not surrendered and vacated as and at the time required by this lease whether it be a natural expiration or an expiration due to default (time being of the essence), Tenant shall be liable to Owner for (a) all losses, costs, liabilities and damages which Owner may incur by reason thereof, including without limitation, reasonable attorneys fees, and Tenant shall indemnify, defend and hold harmless Owner against all claims made by any succeeding tenants against Owner or otherwise arising out of or resulting from the failure of tenant to timely surrender and vacate the Demised Premises in accordance with the provisions of this Lease, and (b) per them use and occupancy with respect to the Demised Premises equal to two times the fixed rent and additional rent payable under this Lease for the last year of the term of this Lease (which amount Owner and Tenant presently agree is the minimum to which Owner would be entitled, is presently contemplated by them as being fair and reasonable under such circumstances and is not a penalty). In no event, however, shall this Article be construed as permitting Tenant to hold over in possession of the Demised Premises after the expiration or termination of the term of this Lease.

#49. RIGHT OF FIRST REFUSAL: Owner agrees, subject to any pre-existing options which have been granted to any other Tenant and provided Tenant is not then in default under this Lease, before Owner shall initially lease space consisting of Store, basement and mezzanine and the third (3rd) floor located at 121 West 19th Street (the "Offered Space"), Owner shall first send a notice ("Owner's Notice") to Tenant, offering to lease the Offered Space to Tenant upon the rental rates and such other terms as Owner shall wish to include ("Offered Term").

        Tenant shall have the right, exercisable only by written notice received by Owner within five (5) days after the date Owner shall have given Owner's Notice, to notify Owner that Tenant accepts the offer contained in Owner's Notice and is willing to execute formal lease documents within ten (10) days thereafter, upon the Offered Terms and otherwise upon all of the same provisions as are contained in this Lease (except there shall be no broker). In the event Tenant shall lease the Offered Space, Tenant shall and does hereby agree to, indemnify and hold harmless Owner of and from all claims and demands for commission or other compensation made by any real estate broker, including without limitation the broker named in the lease, in connection with such leasing, but excluding any exclusive Building renting agent.

#50. EXECUTION & DELIVERY: The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Owner shall execute a copy of this Lease and deliver the same to Tenant. Until such execution and delivery, any action taken or expense incurred by Tenant shall be at its sole risk and account.

                                       19TH STREET, ASSOCIATES

                                       BY: /s/ [SIGNATURE ILLEGIBLE] L.S.
                                           --------------------------


                                                 LAUNCH MEDIA, INC.

                                       BY: /s/ JEFF MICKEAL                L.S.
                                          ---------------------------------
                                                   JEFF MICKEAL
                                                      C.F.O.

                RIDER TO LEASE DATED FEBRUARY 7TH, 2000 BETWEEN
                        LAUNCH MEDIA, INC. AS TENANT AND
                      19TH STREET ASSOCIATES AS LANDLORD,
 FOR SPACE CONSISTING OF THE ENTIRE SECOND (2ND) FLOOR IN THE BUILDING KNOWN AS
                   121 WEST 19TH STREET, NEW YORK, NY 10018

#53. The Tenant agrees to purchase from Consolidated Electric Meter Co., Inc. hereinafter referred to as the Meter Company supplying electric current to the building, all electric current consumed, used or to be used in the demised premises, and all bulbs, lamps or electric fixtures and to pay for the installation thereof. The amount to be paid by the Tenant for current consumed shall be determined by the meter or meters on the premises, or to be installed and billed according to each meter. Bills for current consumed shall be rendered by the meter company to the Tenant at such times as the Meter Company may elect. The Meter Company shall have the right, in the event of any non-payment by the Tenant of such bill within three (3) days after rendition, to discontinue and cut off the use of electric current to the Tenant without further notice and without releasing the Tenant from any liability under this lease, and without the Landlord or said Meter Company incurring any liability for any damage caused by such discontinuance of service. The Tenant further agrees, on demand by the Meter Company, to sign an application for electric service and to place with the Meter Company, a cash deposit sufficient to secure a two (2) month payment for the peak current consumed by the Tenant in the demised premises, as estimated by the Meter Company. Tenant agrees to pay for all electric current consumed, at a rate specified as the Tenant's base rate as of the date of this lease, as designed and established by the Meter Company supplying electric current to the building. If any increased utility rate, component of the utility rate, component of the utility bill, charge or cost, is imposed on the building at any time from any source after the date of this lease, such increase or increases shall be charged to and paid by the Tenant to the Meter Company at a sum equal to the same percentage of increase as received by the building and said same percentage of increase shall be charged to the Tenant over and above the Tenant's base rate in effect as of the date of such increase provided such increase, if any, results in a higher yield to the Meter Company. The Tenant also agrees to pay its proportionate share of the building's monthly public light and power electric consumption and usage as determined by the Meter Company based upon the building's monthly utility bill as received from Consolidated Edison Company of New York, Inc., its successors or any other company supplying electrical current to the building, and said proportionate electrical consumption and usage shall be added to the Tenant's monthly bill. If, in the opinion of the Meter Company, the Tenant's installation overloads any riser or risers, and/or switch or switches, and/or meter or meters in the building of which the demised premises are a part, the Tenant will at the Tenant's own expense, provide, install and maintain any riser or risers, and/or any or all switch and/or switches or meter or meters that may be necessary, but no riser or risers, and/or switch or switches or meter and/or meters will be installed without the written permission of the Meter Company. All meters to be installed will be purchased from the Meter Company and all risers, switches and meters so installed shall be, become and remain the property of the building but the building may, at its option, demand of the Tenant and the Tenant shall, upon such demand remove all such meters, switches or related equipment at Tenant's own cost and expense. Any tax or charge now in effect or hereinafter imposed upon the receipts of the Meter Company from the sale or resale of electrical energy to the Tenant by any Municipal, State or Federal agency shall be passed on to the Tenant and included in the bill and paid by the Tenant to the Meter Company. In the event that permission is granted by the Meter Company for any alternating current installations, the Tenant will, at its own expense, furnish and install all equipment, risers, service wiring, switches and meters that may be necessary for such installation and will at its own cost and expense maintain and keep in good repair all such riser, risers, wiring and/or switch or switches, and/or meter or meters. The Meter Company and/or the Landlord shall not in any way be liable or responsible to the Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity, quality or character of electric service is changed, is not available or suitable for Tenant's requirements. In the event any legislature, order of the Public Service Commission, any judicial or governmental body enacts any law, ruling or regulation to effect the service classification, rate or charge under which the Tenant now purchases electric current from the Meter Company, then and in such event, Tenant will pay, in addition to such newly promulgated rate or change, such additional or further payments to the Meter Company for the rental, use maintenance and amortization of the building electrical distribution system in an amount as, together with such newly promulgated rates or charges shall equal the rates or charges in effect prior to the rates or charges as set forth by any legislature, order of the Public Service Commission or any judicial or governmental body after date hereof. In the event any legislature, order of the Public Service Commission, or any judicial or governmental body, or any executive order or decree from any governmental body after the date hereof establishes, enacts, orders or decrees any wage and price controls of any kind, establishing, limiting, freezing or reducing the rates charged by the public utility company supplying electric current to the building containing the demised premises, then the Meter Company, at its option, may increase its charges from and after the effective date of said order or decree, by the same percentage of increase as the United States Consumer Price Index for Urban Consumers prepared by the United States Government, Department of Labor, Bureau of Labor Statistics, or successor thereto is increased over and above the index in effect on the effective date of such order or decree, such increase(s) to be billed to tenant monthly or for any greater period not exceeding every six months, but in no event shall a decrease in said Consumer Price Index reduce the rates charged by the Meter Company below the rate in effect at the time of such order or decree.

   In the event the sale of the electric current in the building containing the demised premises is hereafter prohibited and/or regulated by any law hereinafter enacted, or by any order or ruling of the Public Service Commission of the State of New York, or by any judicial decision of any appropriate court, then the Meter Company, by reason of such prohibition, and/or regulation and/or for any other reason whatsoever, may, at its option and in its sole and absolute discretion, elect to terminate the practice of submetering in the building containing the demised premises; and upon such election, the Tenant will, upon notice from the Meter Company, apply within five (5) days thereafter to the appropriate Public Service Corporation servicing the building containing the demised premises for electric service, and comply with all the rules and regulations of such Public Service Corporation, and all costs associated with and pertaining thereto, and the Meter Company shall be relieved of any further obligation to furnish electric current to the Tenant pursuant to this rider. The Meter Company may, however, if it so elects, furnish unmetered current to the Tenant, and the Tenant shall pay to the Meter Company on the first day of the month next following such furnishing of unmetered current to be pro rated to the first of the month and monthly thereafter during the term of this lease, so long as unmetered electric current is furnished to the Tenant, a sum equal to one-twelfth of the invoices billed to the Tenant for all electric current consumed in the demised premises for the twelve month period directly preceding the month in which the furnishing of unmetered current to the Tenant is commenced by the Meter Company and/or as estimated at any time by the Meter Company as hereinabove and below provided. The Tenant also agrees to pay its proportionate share of the building's monthly public light and power electric consumption and usage as determined by the Meter Company based upon the building's monthly utility bill as received from Consolidated Edison Company of New York, Inc., its successor or any other company supplying electrical current to the building and said proportionate electrical consumption and usage shall be added to the Tenant's monthly bill. In the event the Meter Company supplies unmetered electric current to the Tenant, any and all applications and security already on deposit with the Meter Company from the Tenant, to secure payment for current consumed, shall be held by the Meter Company to secure payment of Tenant's monthly charge for the supply of unmetered current to the Tenant by the Meter Company plus additions thereto, including new applications, from tenants receiving unmetered electric current in the demised premises, as may be demanded by the Meter Company to secure two month's payment of Tenant's monthly charge as estimated by the Meter Company. The Meter Company shall have the right, in the event of any non-payment by the Tenant of such bill within three (3) days after rendition, to discontinue and cut off the use of electric current to the Tenant without further notice without releasing the Tenant from any liability under this lease, and without the Landlord or said Meter Company incurring any liability for any damage caused by such discontinuance of service. Tenant will not install or use any electrically operated equipment, machinery or appliances which were not in the demised premises during the twelve month period immediately preceding the Meter Company supplying unmetered electric current to the demised premises, as aforesaid, nor shall Tenant make any change in the wiring of the demised premises without the prior written consent of the Meter Company first obtained. If after the date the Meter Company commences supplying unmetered current to the Tenant, any additional electrically operated equipment is installed in the premises or the hours of usage of the electric installation are increased in the demised premises, then the monthly payment to the Meter Company shall be increased to equal the value of the additional electric current consumed by such newly installed electrically operated equipment and/or increased hours of usage of the electric installation, such increased value to be determined by the Tenant's base rate in effect at the time of such installation of additional electrically operated equipment and/or increased hours of usage, same to be determined by the Meter Company. Tenant shall pay the amount of such increase or increases retroactively to the date of the installation of all newly installed electrically operated equipment and/or the increase in usage by the Tenant. If after the date the Meter Company commences supplying unmetered electric current to the Tenant there is any increase in the utility bill, charge or cost is imposed upon the building at any time from any source, such increase or increases shall be charged to and paid by the Tenant to the Meter Company at a sum equal to the same percentage of increase as received by the building and said same percentage of the increase shall be charged to the Tenant over and above the Tenant's monthly base rate then in effect as of the date of such increase, provided such increase, if any, results in a higher yield to the Meter Company. In the event any legislature, order of the Public Service Commission, or any judicial or governmental body, or any executive order or decree from any governmental body after the date hereof establishes, enacts, orders or decrees any wage and price controls, of any kind, establishing, limiting, freezing or reducing the rates charged by the public utility company supplying electric current to the building containing the demised premises, then the Meter Company, at its option, may increase the monthly charges for supplying unmetered current from and after the effective date of said order or decree by the same percentage of increase as the United States Consumer Price Index for Urban Consumers prepared by the United States Government, Department of Labor, Bureau of Labor Statistics, or successor thereto is increased over and above the index in effect on the effective date of such order or decree; such increase(s) to be billed to tenant monthly or for any greater period not exceeding every six months, but in no event shall a decrease in Consumer Price Index reduce the monthly charges for the supply of unmetered current by the Meter Company below the charges in effect at the time of such order or decree. If for any reason the Meter Company, within it sole and absolute discretion, elects or is required to terminate the furnishing or unmetered current, as hereinabove described, or in the event permission is granted to the Tenant by the Meter Company for direct service from the utility, the Tenant will, at its own cost and expense, furnish and install all risers, service wiring, switches, meter equipment and meters and any and all other equipment or related expenses, charges or costs that may be necessary for such installation and will, at its own cost and expense, maintain and keep in good repair, all such riser or risers, wiring and/or switch or switches, metering equipment and/or meter or meters; and all such wiring and/or and/or switches and/or meters so installed shall be, become and remain the property of the building but the building may, at its option, demand of the Tenant and the Tenant shall, upon such demand, remove all such meters or switches at Tenant's own cost and expense. In the event any legislature, order of the Public Service Commission or any judicial or governmental body enacts an law, ruling or regulation to effect the service classification, rate or charge under which the Tenant receives unmetered electric current from the Meter Company, then and in such event Tenant will pay to the Meter Company that rate or charge as set forth by said legislature, order of the Public Service Commission or judicial or governmental body and an additional amount as determined by the Meter Company for the rental, use maintenance and amortization of the building electrical distribution system including any and all switches, risers, meters, wiring and other equipment that together with the rate set forth by said legislature, order of the Public Service Commission shall equal the rates or charges hereinabove described and set forth for furnishing unmetered electric current. Notwithstanding anything hereinabove set forth, the Tenant agrees to pay the Meter Company for metered or unmetered electric current a minimum service charge of $25.00 a month, in addition to any and all rates and charges billed to tenant. Anything to the contrary notwithstanding, if at any time the Meter Company elects to furnish unmetered current or sell electric current from any source whatsoever to the Tenant, then and in either of such events, Tenant agrees to discontinue the purchase of electric service within ten (10) days from the date of notice thereof from the Public Service Company servicing the part of the city where the building is located, or from any other source, and to sign a release, or any other necessary papers required by said utility company for the discontinuance of electric service; and the Tenant agrees to purchase from or pay to the Meter Company, as the case may be, the cost and installation of all meters as may be necessary in the sole discretion of the Meter Company and for all electric current consumed in the demised premises subject to all of the terms and conditions as set forth above. No current shall be furnished until the equipment of the Tenant has been approved by the proper public authorities, the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or similar organization having jurisdiction, and no changes shall be made in such equipment without the consent of the Meter Company. The Tenant shall make no changes in and/or additions to the electrical equipment, wiring and/or appliances in the demised premises, without the written consent of the Meter Company first had and obtained. Rigid conduit only will be allowed by the Landlord for exposed work.


Tenant's rate for electric shall be Con Edison's Service Classification #4 + 10%

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